                                                 Exhibit 24.1


                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, Warren E. Buffett, Director of USAir Group, Inc., (the "Company"), do hereby constitute and appoint James T. Lloyd and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23rd day of January, 1995.



                              /s/Warren E. Buffett         (L.S.)
                              -----------------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, Edwin I. Colodny, Director of USAir Group, Inc., (the "Company"), do hereby constitute and appoint James T. Lloyd and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of January, 1995.



                              /s/Edwin I. Colodny          (L.S.)
                              -----------------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, Mathias J. DeVito, Director of USAir Group, Inc., (the "Company"), do hereby constitute and appoint James T. Lloyd and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23rd day of January, 1995.



                              /s/Mathias J. DeVito         (L.S.)
                              -----------------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, George J. W. Goodman, Director of USAir Group, Inc., (the "Company"), do hereby constitute and appoint James T. Lloyd and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 14th day of February, 1995.



                              /s/George J. W. Goodman      (L.S.)
                              -----------------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, John W. Harris, Director of USAir Group, Inc., (the "Company"), do hereby constitute and appoint James T. Lloyd and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of January, 1995.



                              /s/John W. Harris            (L.S.)
                              -----------------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, Edward A. Horrigan, Jr., Director of USAir Group, Inc., (the "Company"), do hereby constitute and appoint James T. Lloyd and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of January, 1995.



                              /s/Edward A. Horrigan, Jr.   (L.S.)
                              -----------------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert LeBuhn, Director of USAir Group, Inc., (the "Company"), do hereby constitute and appoint James T. Lloyd and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 17th day of January, 1995.



                              /s/Robert LeBuhn             (L.S.)
                              -----------------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, Sir Colin Marshall, Director of USAir Group, Inc., (the "Company"), do hereby constitute and appoint James T. Lloyd and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 25th day of January, 1995.



                              /s/Colin Marshall            (L.S.)
                              -----------------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, Roger P. Maynard,
Jr., Director of USAir Group, Inc., (the "Company"), do hereby constitute and appoint James T. Lloyd and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 31st day of January, 1995.



                              /s/Roger P. Maynard          (L.S.)
                              -----------------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, John G. Medlin, Jr., Director of USAir Group, Inc., (the "Company"), do hereby constitute and appoint James T. Lloyd and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 17th day of January, 1995.



                              /s/John G. Medlin, Jr.       (L.S.)
                              -----------------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, Hanne M. Merriman, Director of USAir Group, Inc., (the "Company"), do hereby constitute and appoint James T. Lloyd and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of January, 1995.



                              /s/Hanne M. Merriman         (L.S.)
                              -----------------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, Charles T. Munger, Director of USAir Group, Inc., (the "Company"), do hereby constitute and appoint James T. Lloyd and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 19th day of January, 1995.



                              /s/Charles T. Munger         (L.S.)
                              -----------------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, Frank L. Salizzoni, Director of USAir Group, Inc., (the "Company"), do hereby constitute and appoint James T. Lloyd and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23rd day of January, 1995.



                              /s/Frank L. Salizzoni        (L.S.)
                              -----------------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, Raymond W. Smith, Director of USAir Group, Inc., (the "Company"), do hereby constitute and appoint James T. Lloyd and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23rd day of January, 1995.



                              /s/R. W. Smith               (L.S.)
                              -----------------------------------

                        POWER OF ATTORNEY
                        -----------------


     KNOW ALL MEN BY THESE PRESENTS, THAT I, Derek M. Stevens, Director of USAir Group, Inc., (the "Company"), do hereby constitute and appoint James T. Lloyd and John W. Harper, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report on Form 10-K of the Company for the year ended December 31, 1994 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.
     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23rd day of January, 1995.



                              /s/Derek M. Stevens          (L.S.)
                              -----------------------------------